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                                                                   EXHIBIT 10.10



                        LEAP WIRELESS INTERNATIONAL, INC.

                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          ADOPTED _______________, 1998
                APPROVED BY STOCKHOLDERS _______________, 199___
                   EFFECTIVE DATE: [DISTRIBUTION DATE], 199___
                    TERMINATION DATE: [_______________, 2013]

1.      PURPOSES.

        (a) ELIGIBLE OPTION RECIPIENTS. The only persons eligible to receive Options are Non-Employee Directors of the Company.

        (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b) "ANNUAL OPTION" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 5(b) of the Plan.

        (c) "ANNUAL MEETING" means the Annual Meeting of Stockholders of the Company.

        (d) "BOARD" means the Board of Directors of the Company.

        (e) "CODE" means the Internal Revenue Code of 1986, as amended.

        (f) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

        (g) "COMMON STOCK" means the common stock of the Company.

        (h) "COMPANY" means LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation.



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        (i) "CONSULTANT" means any person, including an advisor, engaged by the
Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (j) "CONTINUOUS SERVICE" means that the Optionholder's service to the Company or an Affiliate of the Company, whether in the capacity of a Director or subsequently as an Employee or a Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders such service to the Company or an Affiliate of the Company or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's service. The Board or its designee, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or its designee, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

        (k) "DIRECTOR" means a member of the Board of Directors of the Company.

        (l) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (m) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (o) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (p) "INITIAL OPTION" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 5(a) of the Plan.



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        (q) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who is not otherwise at the time of grant an Employee of the Company or an Affiliate.

        (r) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan that is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (t) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (u) "PLAN" means this Leap Wireless International, Inc. 1998 Non-Employee Directors' Stock Option Plan.

        (v) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (w) "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.      ADMINISTRATION.

        (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine the provisions of each Option to the extent not specified in the Plan.

               (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or an Option as provided in Section 11.

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee"



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shall apply to any person or persons to whom such authority has been delegated.
If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

        (a) SHARE RESERVE. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Common Stock.

        (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan. However, if any Common Stock acquired pursuant to the exercise of an, Option shall for any reason be reacquired by the Company, the reacquired stock (having already been issued) shall not revert to and again become available for reissuance under the Plan.

        (c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      NONDISCRETIONARY OPTIONS.

        Non-Employee Directors automatically shall receive the following Options without any further action by the Board:

        (a) INITIAL OPTIONS. Each person who is, on the Effective Date or any subsequent date thereto, elected or appointed for the first time to be a Non-Employee Director shall automatically, upon such date of initial election or appointment, be granted an Initial Option to purchase Twenty Thousand (20,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

        (b) ANNUAL OPTIONS. Each year, commencing with the annual meeting of stockholders of the Company (the "Annual Meeting") occurring after the Effective Date, each person who is then serving as a Non-Employee Director, other than a Non-Employee Director who is granted an Initial Option at such Annual Meeting, shall automatically be granted an Annual Option to purchase Ten Thousand (10,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

6.      OPTION PROVISIONS.

        Each Option shall be subject to the following terms and conditions:



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        (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, (i) in cash at the time the Option is exercised, (ii) by delivery to the Company of other Common Stock, (iii) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Optionholder or (iv) in any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Option shall be transferable to the extent provided in the Option Agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The Options granted pursuant to Section 5 shall vest and become exercisable as follows:

               (i) Initial Options shall vest over a period of five (5) years with twenty percent (20%) of the total number of such shares subject to such Option ("Option Shares") vesting as follows: (A) if the Initial Option is granted pursuant to the election of the Optionholder to the Board at an Annual Meeting, then such Initial Option will vest on the anniversary of the date of grant on each of the first, second, third, fourth and fifth years following the date of the grant of such Initial Option; or (B) if the Initial Option is granted pursuant to the election or appointment of the Optionholder to the Board at some time other than at an Annual Meeting, then such Initial Option will vest on the anniversary of the date of the grant of such Initial Option in each of the first, second, third, fourth and fifth years following such grant; provided, however, that if the Optionholder's Continuous Service is terminated due to



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(1) death, (2) a Voluntary Termination with Good Reason (as defined in subsection 10(c)), or (3) an Involuntary Termination without Cause (as defined in subsection 10(d)), then the vesting of such Initial Option and the time during which such Initial Option may be exercised shall be accelerated upon the occurrence of such event.

               (ii) Annual Options shall vest over five (5) years, with twenty percent (20%) of the Option Shares vesting on the anniversary of the date of grant on each of the first, second, third, fourth and fifth years following the date of the grant of such Annual Option; provided, however, that if the Optionholder's Continuous Service is terminated due to (1) death, (2) a Voluntary Termination with Good Reason, or (3) an Involuntary Termination without Cause, then the vesting of such Annual Option and the time during which such Annual Option may be exercised shall be accelerated upon the occurrence of such event.

        (f) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's retirement at age seventy (70) or older after nine (9) or more years of service on the Board or, the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days after the termination of the Optionholder's Continuous Service or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If after termination, the Optionholder does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by the Option shall revert to and again become available for issuance under the Plan.

        (g) EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's retirement at age seventy (70) or older after nine (9) or more years of service on the Board or the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this subsection 6(f)).

        If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's retirement at age seventy (70) or older after nine (9) or more years of service on the Board or the Optionholder's death or Disability) would be prohibited at any time solely because such exercise would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earliest of (i) the expiration of the term of the Option, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability, or (iii) six (6) months and ten (10) days after the termination of the Optionholder's Continuous Service.

        (h) RETIREMENT OF OPTIONHOLDER. Notwithstanding anything in subsection 6(f) to the contrary, in the event of the retirement of an Optionholder at age seventy (70) or older after nine



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(9) years of service on the Board, the Optionholder may exercise his or her
Option (to the extent that the Optionholder was entitled to exercise it at the date of termination) but only within such period of time ending no later than on the date of expiration of the Option term under Section 6(a) of the Plan.

        (i) DISABILITY OF OPTIONHOLDER. Notwithstanding anything in subsection 6(f) to the contrary, in the event an Optionholder's Continuous Service terminates due to the Disability of the Optionholder, the Option will terminate only upon the expiration of the Option term.

        (j) DEATH OF OPTIONHOLDER. In the event that: (i) an Optionholder's Continuous Service terminates due to the death of the Optionholder, or (ii) an Optionholder's Continuous Service terminates due to the Disability of the Optionholder and such termination is subsequently followed by the death of the Optionholder prior to the expiration of the term of the Option, then the vesting of all unvested shares owned by the Optionholder will be accelerated effective as of the date of death of the Optionholder and the Option may be exercised by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(d), but only within the period ending twelve (12) months after the death of the Optionholder. If after the death of the Optionholder, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by the Option shall revert to and again become available for issuance under the Plan.

7.      COVENANTS OF THE COMPANY.

        (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.



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9.      MISCELLANEOUS.

        (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have no power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan.

        (b) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the subsequent employment of the Optionholder as an Employee with or without notice and with or without cause, (ii) the subsequent service of the Optionholder as a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or
(iii) the service of the Optionholder as a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (e) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Option Agreement, the Optionholder may satisfy federal, state or local tax withholding obligations (if any) relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment;
(ii) authorizing the Company to withhold shares from the shares of the Common Stock



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otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and subject to certain defined Options pursuant to
Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b) CHANGE IN CONTROL. In the event of: (1) a dissolution or liquidation of the Company, (2) the sale of all or substantially all of the Company's assets, (3) a merger, consolidation or reorganization of the Company with or into another corporation or other legal person, other than a merger, consolidation or reorganization in which more than fifty percent (50%) of the combined voting power of the then-outstanding securities of the surviving entity (or if more than one entity survives the transaction, the controlling entity) immediately after such a transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction, (4) the acquisition by any person (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company, or (5) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders of a Director of the Company first elected during such period was approved by the vote of at least two-thirds of the Incumbent Directors, whereupon such Director shall also be classified as an Incumbent Director (collectively, a "Change in Control"), then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan and in the event any surviving or acquiring corporation does assume such Options or substitute similar options for those outstanding under the Plan, then upon the Optionholder's Voluntary Termination with Good Reason (as described in subsection 10(c)) or the Optionholder's Involuntary Termination without Cause (as described in subsection 10(d)) the vesting of such Options and the time during which such Options may be exercised shall be accelerated upon the occurrence of such event or (ii) in



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the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under the Plan, then (A) with respect to Options held by persons then performing services as Directors, Employees or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

        (c) The term "VOLUNTARY TERMINATION WITH GOOD REASON" means the Optionholder's resignation, with Good Reason (as defined below), as a Director, within one (1) month prior to the Change in Control or within thirteen (13) months following a Change in Control. "GOOD REASON" means any of the following to the extent applicable to the Optionholder's position as a Director, Employee or Consultant at that time:

               (i) reduction of the Optionholder's rate of compensation (including Director fees) as in effect immediately prior to the Change in Control;

               (ii) failure to provide a package of benefits which, taken as a whole, provide substantially similar benefits to those in which the Optionholder was entitled to participate immediately prior to the Change in Control;

               (iii) a change in the Optionholder's responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by the Optionholder;

               (iv) a request that the Optionholder render services at a site more than thirty-five (35) miles from the prior site at which Optionholder rendered services, unless the Optionholder accepts such relocation request;

               (v) failure or refusal of a successor to the Company to assume any Option granted under this Plan; or

               (vi) any material breach by the Company or any successor to the Company of any of the material provisions of the Optionholder's Option.

        (d) The term "INVOLUNTARY TERMINATION WITHOUT CAUSE" means the involuntary termination without Cause (as defined below) of the Optionholder's Continuous Service by the Company within one (1) month prior to a Change in Control or within thirteen (13) months following a Change in Control. "CAUSE" means any of the following:

               (i) the Optionholder's theft, dishonesty, or falsification of documents or records;

               (ii) the Optionholder's improper use or disclosure of the Company's confidential or proprietary information;



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               (iii) any action by the Optionholder which has a material
detrimental effect on the Company's reputation or business;

               (iv) the Optionholder's failure or inability to perform any reasonable assigned duties after written notice from the Board of, and a reasonable opportunity to cure, such failure or inability;

               (v) any material breach by the Optionholder of any service agreement between the Optionholder and the Company which breach is not cured pursuant to the terms of such agreement; or

        the Optionholder's conviction (including any plea of guilty or nolo contendere) of any criminal act which materially impairs the Optionholder's ability to perform his or her duties with the Company.

11.     AMENDMENT OF THE PLAN AND OPTIONS.

        (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the fifteenth (15th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.



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13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.     CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.



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